                                                                    EXHIBIT 99.2

FOR IMMEDIATE RELEASE

Contact:
Robert Matza
Executive Vice President
Chief Operating Officer
Neuberger Berman
(212) 476-9808



NEUBERGER BERMAN'S FOURTH QUARTER
EPS $0.44 vs. $0.48

Year 2001 Operating EPS $1.82 vs. $1.89

Assets Under Management $59 Billion, Up Over 6% From Prior Year
And Over 13% From Third Quarter

Private Asset Management Reaches Record $25 Billion

NEW YORK, NY, January 29, 2002...Neuberger Berman (NYSE:NEU) today reported net income of $31.3 million, or $0.44 per share (diluted) and $0.45 (basic), for the fourth quarter ended December 31, 2001. This compares with net income from operations of $36.1 million, or $0.48 per share (diluted) and $0.49 (basic), for the fourth quarter of 2000.

Cash earnings for the quarter, which exclude certain non-cash items such as deferred taxes and depreciation and amortization, were $34.5 million, or $0.48 per share (diluted) and $0.49 (basic), versus $38.6 million, or $0.52 per share (diluted) and $0.53 (basic), in the comparable period in the year 2000.

Net revenues declined 3.8% in the quarter to $151.6 million from $157.5 million in the prior year period. Assets under management reached $59.0 billion, up 6.4% from $55.5 billion at year-end 2000 and up 13.3% from $52.1 billion at September 30, 2001.

Also during the quarter, the Company repurchased 368,864 shares of its common stock for approximately $15 million. Since the inception of the stock repurchase program, 5,529,001 shares have been repurchased for approximately $202 million, and authorizations of $48 million remain outstanding. At December 31,

2001, the Company had 70.4 million common shares outstanding, down from 73.2 million shares at the end of the previous year.

Full Year 2001

Net income from operations for the year 2001 was $132.7 million, or $1.82 per share (diluted) and $1.85 (basic). This represents a decline of 5.6% from $140.6 million in 2000, or $1.89 per share (diluted) and $1.91 (basic), which excludes a $9.8 million ($0.13 per share) financial statement tax benefit related to the Company's stock price in connection with the Employee Defined Contribution Stock Incentive Plan, and includes a pretax charge of approximately $750,000 for severance payments. Diluted cash earnings per share were up 11.4% for the year 2001 to $2.24 versus $2.01, primarily as a result of the realization of the deferred tax asset attributable to the vesting of shares in the Incentive Plan. Net revenues declined slightly to $613.3 million from $616.3 million in the year 2000.

Outstanding Performance in Difficult Markets

Jeffrey B. Lane, Neuberger Berman's President and Chief Executive Officer said, "Despite two consecutive years of stock market declines -- the first such two-year string since the 1970s -- Neuberger Berman has emerged in the best position in our history.

"Our investment performance relative to very difficult markets has been excellent, enabling us to continue fulfilling our mission to protect and enhance clients' assets over time. Also, our ability to attract new and wealthier clients to the Private Asset Management segment has been significantly improved by the stepped-up efforts of our National Trust Company team as well as by the wealth management services we now offer through Executive Monetary Management. In addition, we continue to build upon the success of our nationwide staff of 40 Client Consultants whose performance has exceeded even optimistic internal projections. This group generated approximately $1.7 billion in new assets in 2001, more than double the amount they raised in the prior year. With assets under management in Private Asset Management at a record level of $25 billion at year end, we believe that continued good performance, enhancement of services, strategic acquisitions, and additions of investment professionals with existing relationships will create excellent prospects for this segment going forward.

"In the Mutual Fund and Institutional business, we have made important strides. Investment performance is improving, with three of our largest mutual funds now holding a four- or five-star Morningstar Rating*. Cash flows have turned decidedly positive, as evidenced by the year's net cash inflow of $1.8 billion, as opposed to net cash outflows of $1.2 billion in 2000. In addition, the Consultant Services Group is demonstrating strong momentum, crossing the $3 billion mark this year in assets under management.

"The effect of difficult market conditions on our business was reflected most notably in Professional Securities Services, which recorded a marked decline in revenues and earnings for the year. With a steadily growing client base, particularly in clearing services, we believe this segment will, over time, become an increasingly important part of our business mix and a significant source of recurring revenues.

"It is an understatement to say that our nation has undergone a very severe hardship recently, the aftermath of which is still very much with us. Our economy is experiencing marked weakness as well, which is clearly reflected in the securities markets. I remain optimistic, however, that conditions on all levels will improve over time, though perhaps gradually, and believe that Neuberger Berman -- which has performed so well under such adverse conditions -- is well-positioned to benefit from that improvement."

PRIVATE ASSET MANAGEMENT

      4th Quarter Net Revenues: $73.1 Million vs. $76.5 Million, Down 4.4% 2001 Net Revenues: $295.7 Million vs. $290.7 Million, Up 1.7%

     4th Quarter Pretax Income: $32.9 Million vs. $39.3 Million, Down 16.3%
        2001 Pretax Income: $141.7 Million vs. $146.7 Million, Down 3.4%

At year end, assets under management in this segment reached a record level of $25.0 billion, up 11.1% from $22.5 billion at the end of the year 2000 and up almost 15% from $21.8 billion at September 30, 2001. This exceptional performance was achieved despite a 5.4% decline in the Dow Jones Industrial Average, a 21.1% drop in the Nasdaq Composite Index and an 11.9% decline in the broader Standard & Poor's 500 Index during the year 2001.

Investment advisory and management fees for the quarter were about even with the prior year period, and it should be noted that fees based on the record amount of assets under management at the end of this quarter will not be reflected until the first quarter of 2002. The decline in net revenues and pretax income is primarily attributable to lower commissions in the 2001 quarter versus the particularly strong 2000 period. The same factor contributed to the year-over-year decline in pretax income. The segment accounted for 61% of the Company's pretax income for the fourth quarter and 62% for the year.

One key driver of growth in assets under management in the quarter and for the year was the success of the national sales force of Client Consultants. This group of 40 professionals, up from 37 in the third quarter, was responsible for generating approximately $600 million in new assets in the quarter and $1.7 billion for the year, more than double the prior year's total. Another factor is the intensified effort to grow the National Trust Company, which is helping to attract particularly wealthy clients whose accounts are substantially larger than the average size of existing accounts.

                          MUTUAL FUND AND INSTITUTIONAL

      4th Quarter Net Revenues: $55.3 Million vs. $55.8 Million, Down 1.0%
         2001 Net Revenues: $223.7 Million vs. $224.1 Million, Down 0.2%

       4th Quarter Pretax Income: $20.4 Million vs. $18.7 Million, Up 8.9%
          2001 Pretax Income: $83.1 Million vs. $76.6 Million, Up 8.4%

At year end, assets under management in this segment were $34.0 billion, up over 3% from $33.0 billion at the end of 2000 and up over 12% from the previous quarter. In the face of difficult and unstable markets throughout the year, mutual fund performance was good, with 75% of the assets of the Neuberger Berman equity funds outperforming their benchmarks.

Net cash flows in this segment were positive in the quarter, at $731 million, and for the year 2001, at $1.8 billion. In the quarter, net cash inflows in the Consultant Services Group, which were again particularly strong at $397 million, and in the Mutual Fund and Sub-Advised Account business, at $996 million, offset net cash outflows of $662 million in the Institutional Separate Accounts business. For the year, the Consultant Services and Mutual Fund and Sub-Advised Accounts businesses each recorded net cash inflows of $1.1 billion, offsetting net cash outflows of $427 million from the Institutional Separate Account business.

Most recently, the Company broadened its capabilities in this segment with the addition of two experienced professionals who will direct an institutional real estate securities effort.

PROFESSIONAL SECURITIES SERVICES

      4th Quarter Net Revenues: $23.6 Million vs. $27.6 Million, Down 14.4%
         2001 Net Revenues: $98.9 Million vs. $105.0 Million, Down 5.8%

      4th Quarter Pretax Income: $5.7 Million vs. $11.6 Million, Down 50.4%
         2001 Pretax Income: $27.1 Million vs. $41.5 Million, Down 34.7%

Although this segment's results in the quarter improved from third quarter levels, revenues and earnings were down versus the prior year periods. Clearance fees were about even with 2000 levels, both for the quarter and the year, and new business generation continued to be good. Factors that contributed to the year-over-year declines in revenues from net interest and principal transactions included lower average balances related to client financing and narrowing interest spreads, the continuing drop in the Nasdaq market and implementation of the decimalization program, and other adverse market conditions related to the September 11th tragedy.

CORPORATE

Corporate includes various expenses, including administrative costs, that are not attributable to the activities of a particular business segment. The lower net pretax loss in the quarter of $5.0 million, down from $6.5 million in the prior year period, was primarily attributable to an increase in the value of the Company's investment in its mutual funds, partially offset by higher goodwill amortization. The higher pretax loss of $22.8 million for the year, versus $17.9 million for the prior year, resulted primarily from increases in interest expense and goodwill amortization.

                                   * * * * * *

Neuberger Berman Inc. through its subsidiaries is an investment advisory company with $59.0 billion in assets under management, as of December 31, 2001. For more than 60 years, the firm has provided clients with a broad range of investment products, services and strategies. Neuberger Berman Inc. engages in private asset management, wealth management services, tax planning and personal and institutional trust services, mutual funds and institutional management, and professional securities services for individuals, institutions, corporations, pension funds, foundations and endowments. Its website, and this news release, can be accessed at www.nb.com. The firm is headquartered in New York with offices in major cities throughout the United States.

Statements made in this release that look forward in time involve risks and uncertainties and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from a decline in the securities markets or a decline in the Company's products' performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability of the Company to attract or retain key employees, inability of the Company to implement its operating strategy and acquisition strategy, inability of the Company to manage rapid expansion and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations.

*(C)2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Neuberger Berman Inc. and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
For the Periods Ending
(in thousands, except per share data)

                                                                                                            Fav (Unfav)
                                                                                                   ----------------------------
                                                                 Three Months Ended                         Change From
                                                 -------------------------------------------       ----------------------------
                                                 December 31,   September 30,   December 31,       September 30,   December 31,
                                                    2001           2001            2000                2001           2000
                                                 ------------   -------------   ------------       -------------   ------------
REVENUES:

Investment advisory and administrative fees       $100,732       $106,974       $   101,268           (5.8%)          (0.5%)
Commissions                                         37,650         32,136            40,341            17.2%          (6.7%)
Interest                                            22,616         32,850            61,581          (31.2%)         (63.3%)
Principal transactions in securities                 1,458           (226)             (925)          745.1%         257.6%
Clearance fees                                       3,446          3,196             3,441             7.8%           0.1%
Other income                                         1,479            800             2,195            84.9%         (32.6%)
                                                  --------       --------       ------------          (4.8%)         (19.5%)
        Gross revenues                             167,381        175,730           207,901            38.8%          68.6%
Interest expense                                    15,825         25,870            50,426             1.1%          (3.8%)
                                                  --------       --------       ------------
        Net revenues after interest expense        151,556        149,860           157,475
                                                  --------       --------       ------------          (7.9%)          (7.9%)
                                                                                                      (3.0%)           5.2%
OPERATING EXPENSES:                                                                                   (3.7%)         (23.8%)
Employee compensation and benefits                  63,613         58,981            58,977           (4.0%)          (5.7%)
Information technology                               5,871          5,701             6,196          (72.9%)          46.1%
Rent and occupancy                                   5,764          5,556             4,655           (7.4%)          (9.1%)
Brokerage, clearing and exchange fees                3,195          3,071             3,023            23.6           19.0%
Advertising and sales promotion                      2,312          1,337             4,286           (8.9%)         (15.3%)
Distribution and fund administration                 5,230          4,870             4,794            8.3%           12.5%
Professional fees                                    2,700          3,534             3,335           (5.9%)          (3.4%)
Depreciation and amortization                        3,702          3,398             3,211           (6.5%)         (14.4%)
Other expenses                                       5,144          5,608             5,877            6.5%           15.7%
                                                  --------       --------       ------------          (6.5%)         (13.5%)
        Total operating expenses                    97,531         92,056            94,354
                                                  --------       --------       ------------
        Net income before taxes                     54,025         57,804            63,121
Provision for income taxes                          22,744         24,335            26,976
                                                  --------       --------       ------------
        Net income                                 $31,281        $33,469       $    36,145
                                                  ========       ========       ============
Net income per common share
        Net income per share - Basic               $  0.45        $  0.47       $      0.49
                                                  ========       ========       ============
        Net income per share - Diluted             $  0.44        $  0.47       $      0.48
                                                  ========       ========       ============
Cash earnings per common share
        Cash earnings per share - Basic            $  0.49        $  0.56       $      0.53(1)
                                                  ========       ========       ============
        Cash earnings per share - Diluted          $  0.48        $  0.55       $      0.52(1)
                                                  ========       ========       ============
Weighted average common shares
        outstanding - Basic                         70,206         70,568            73,206
                                                  ========       ========       ============
Weighted average common shares
        outstanding - Diluted                       71,286         71,722            74,614
                                                  ========       ========       ============


Note 1: Cash earnings per common share for the three months ended
        December 31, 2000 has been revised to reflect presentation consistent with current period reporting.

 Neuberger Berman Inc. and Subsidiaries
 Condensed Consolidated Statements of Income (Unaudited)
 For the Periods Ending
(in thousands, except per share data)


                                                             Twelve Months Ended               Fav (Unfav)
                                                         ------------------------------       -------------
                                                                                              Change From
                                                                                              -------------
                                                         December 31,     December 31,        December 31,
                                                             2001             2000                2000
                                                         ------------     ------------        -------------
REVENUES:
Investment advisory and administrative fees              $   413,601      $   399,907               3.4%
Commissions                                                  144,667          146,589             (1.3%)
Interest                                                     157,768          223,709            (29.5%)
Principal transactions in securities                           2,788            9,623            (71.0%)
Clearance fees                                                13,450           13,532             (0.6%)
Other income                                                   4,146            6,428            (35.5%)
                                                          -----------      -----------
           Gross revenues                                    736,420          799,788             (7.9%)
Interest expense                                             123,138          183,441              32.9%
                                                          -----------      -----------
           Net revenues after interest expense               613,282          616,347             (0.5%)
                                                          -----------      -----------

OPERATING EXPENSES:
Employee compensation and benefits                           253,365          245,445             (3.2%)
Information technology                                        22,492           22,925              1.9%
Rent and occupancy                                            20,828           17,796            (17.0%)
Brokerage, clearing and exchange fees                         12,022           10,514            (14.3%)
Advertising and sales promotion                                9,372            9,251             (1.3%)
Distribution and fund administration                          19,424           18,977             (2.4%)
Professional fees                                             10,934           11,205              2.4%
Depreciation and amortization                                 13,063           10,638            (22.8%)
Other expenses                                                22,723           22,675             (0.2%)
                                                          -----------      -----------
           Total operating expenses                          384,223          369,426             (4.0%)
           Net income before taxes                           229,059          246,921             (7.2%)
                                                          -----------      -----------
Provision for income taxes                                    96,391           96,565(1)           0.2%
                                                          -----------      -----------
           Net income                                    $   132,668      $   150,356            (11.8%)
                                                         ===========      ===========
Net income per common share
           Net income per share - Basic                        $1.85            $2.04
                                                         ===========      ===========
           Net income per share - Diluted                      $1.82            $2.02
                                                         ===========      ===========
Cash earnings per common share
           Cash earnings per share - Basic                     $2.28            $2.03(2)
                                                         ===========      ===========
           Cash earnings per share - Diluted                   $2.24            $2.01(2)
                                                          ===========      ===========
Weighted average common shares
           outstanding - Basic                                71,795           73,648
                                                          ===========      ===========
 Weighted average common shares
           outstanding - Diluted                              73,052           74,392
                                                          ===========      ===========

Note 1: Provision for income taxes for the twelve months ended December 31, 2000 reflects a financial statement tax benefit of $9,750 related to the change in the price of the Company's common stock from December 31, 1999 to June 30, 2000, in connection with the Company's Employee Defined Contribution Stock Incentive Plan.

Note 2: Cash earnings per common share for the twelve months ended December 31, 2000 has been revised to reflect presentation consistent with current period reporting.

Neuberger Berman Inc. and Subsidiaries
Selected Segment Financial Data (Unaudited)
For the Periods Ending
(in thousands)

                                                                                                               Fav (Unfav)
                                                                                                 ----------------------------------
                                                         Three Months Ended                                    Change From
                                           ----------------------------------------------        ----------------------------------
                                           December 31,    September 30,     December 31,         September 30,        December 31,
                                               2001            2001            2000 (1)               2001                 2000
                                           ------------    -------------     ------------         -------------        ------------
PRIVATE ASSET MANAGEMENT
------------------------
Net revenues after interest expense         $   73,061      $   73,288        $   76,460               (0.3%)               (4.4%)

Net income before taxes                     $   32,912      $   37,601        $   39,311              (12.5%)              (16.3%)

MUTUAL FUND & INSTITUTIONAL
---------------------------
Net revenues after interest expense         $   55,276      $   56,195        $   55,827               (1.6%)               (1.0%)

Net income before taxes                     $   20,389      $   22,432        $   18,715               (9.1%)                 8.9%

PROFESSIONAL SECURITIES SERVICES
--------------------------------
Net revenues after interest expense         $   23,593      $   22,177        $   27,552                 6.4%              (14.4%)

Net income before taxes                     $    5,748      $    3,477        $   11,597                65.3%              (50.4%)

CORPORATE
---------
Net loss after interest expense             $    (374)      $  (1,800)        $  (2,364)                79.2%                84.2%

Net loss before taxes                       $  (5,024)      $  (5,706)        $  (6,502)                12.0%                22.7%

TOTAL
-----
Net revenues after interest expense         $  151,556      $  149,860        $  157,475                 1.1%               (3.8%)

Net income before taxes                     $   54,025      $   57,804        $   63,121               (6.5%)              (14.4%)



                                                                                Fav (Unfav)
                                                                                ------------
                                                Twelve Months Ended             Change From
                                           -----------------------------        ------------
                                           December 31,     December 31,        December 31,
                                              2001            2000 (1)             2000
                                           ------------     ------------        ------------

PRIVATE ASSET MANAGEMENT
------------------------
Net revenues after interest expense        $   295,738      $   290,746              1.7%

Net income before taxes                    $   141,669      $   146,712            (3.4%)

MUTUAL FUND & INSTITUTIONAL
---------------------------
Net revenues after interest expense        $   223,700      $   224,064            (0.2%)

Net income before taxes                    $    83,059      $    76,609              8.4%

PROFESSIONAL SECURITIES SERVICES
--------------------------------
Net revenues after interest expense        $    98,925      $   104,981            (5.8%)

Net income before taxes                    $    27,092      $    41,458           (34.7%)

CORPORATE
---------
Net loss after interest expense            $   (5,081)      $   (3,444)           (47.5%)

Net loss before taxes                      $  (22,761)      $  (17,858)           (27.5%)

TOTAL
-----
Net revenues after interest expense        $   613,282      $   616,347            (0.5%)

Net income before taxes                    $   229,059      $   246,921            (7.2%)




Note 1: Segment financial data for prior periods have been reclassified to reflect presentation consistent with current period segment reporting.

Neuberger Berman Inc. and Subsidiaries
Assets Under Management
For the Periods Ending
(in millions)



                                                                          Three Months Ended               Fav (Unfav) Change From
                                                         --------------------------------------------    ---------------------------
                                                         December 31,    September 30,   December 31,    September 30,  December 31,
                                                            2001             2001            2000             2001           2000
                                                         --------------------------------------------    -------------  ------------
PRIVATE ASSET MANAGEMENT
------------------------

Assets under management, beginning of period             $  21,762        $  24,253      $    22,286
                                                         ---------        ---------      -----------
       Net additions                                           974              266            1,082
       Market appreciation (depreciation)                    2,268           (2,757)            (858)
                                                         ---------        ---------      -----------
       Total increase (decrease)                             3,242           (2,491)             224
                                                         ---------        ---------       ----------
Assets under management, end of period (1)               $  25,004        $  21,762      $    22,510       14.9%           11.1%
                                                         =========        =========      ===========


MUTUAL FUND & INSTITUTIONAL
---------------------------

Equity Separate Accounts
------------------------
Assets under management, beginning of period             $   5,793        $   6,810       $    6,616
                                                         ---------        ---------       ----------
       Net withdrawals                                        (267)            (122)            (172)
       Market appreciation (depreciation)                      764             (895)             (42)
                                                         ---------        ---------       ----------
       Total increase (decrease)                               497           (1,017)            (214)
                                                         ---------        ---------       ----------
Assets under management, end of period                   $   6,290        $   5,793       $    6,402        8.6%           (1.7%)
                                                         =========        =========       ==========
Fixed Income Separate Accounts
------------------------------
Assets under management, beginning of period             $   5,605        $   5,280       $    5,564
                                                         ---------        ---------       ----------
       Net additions (withdrawals)                            (395)             163             (449)
       Market appreciation                                      19              162              183
                                                         ---------        ---------       ----------
       Total increase (decrease)                              (376)             325             (266)
                                                         ---------        ---------       ----------
Assets under management, end of  period                  $   5,229        $   5,605       $    5,298       (6.7%)          (1.3%)
                                                         =========        =========       ==========


Consultant Services Group
-------------------------
Assets under management, beginning of period             $   2,542        $   2,277       $    1,801
                                                         ---------        ---------       ----------
       Net additions (withdrawals)                             397              304              (49)
       Market appreciation (depreciation)                       98              (39)              44
                                                         ---------        ---------       ----------
       Total increase (decrease)                               495              265               (5)
                                                         ---------        ---------       ----------
Assets under management, end of period                   $   3,037        $   2,542       $    1,796       19.5%           69.1%
                                                         =========        =========       ==========

Mutual Fund and Sub-Advised Accounts
------------------------------------
Assets under management, beginning  of period            $  16,433        $  19,616       $   20,233
                                                         ---------        ---------       ----------
       Net additions (withdrawals)                             996             (176)             660
       Market appreciation (depreciation)                    2,059           (3,007)          (1,413)
                                                         ---------        ---------       ----------
       Total increase (decrease)                             3,055           (3,183)            (753)
                                                         ---------        ---------       ----------
Assets under management, end of period (2)               $  19,488        $  16,433       $   19,480       18.6%            0.0%
                                                         =========        =========       ==========

Sub-Total Mutual Fund & Institutional
-------------------------------------
Assets under management, beginning of period             $  30,373        $  33,983       $   34,214
                                                         ---------        ---------       ----------
       Net additions (withdrawals)                             731              169              (10)
       Market appreciation (depreciation)                    2,940           (3,779)          (1,228)
                                                         ---------        ---------       ----------
       Total increase (decrease)                             3,671           (3,610)          (1,238)
                                                         ---------        ---------       ----------
Assets under management, end of period                   $  34,044        $  30,373       $   32,976       12.1%            3.2%
                                                         =========        =========       ==========

TOTAL
-----
Assets under management, beginning of period             $  52,135        $  58,236       $   56,500
                                                         ---------        ---------       ----------
       Net additions                                         1,705              435            1,072
       Market appreciation (depreciation)                    5,208           (6,536)          (2,086)
                                                         ---------        ---------       ----------
       Total increase (decrease)                             6,913           (6,101)          (1,014)
                                                         ---------        ---------       ----------
Assets under management, end of period                   $  59,048        $  52,135       $   55,486       13.3%            6.4%
                                                         =========        =========       ==========


Note 1: As of December 31, 2001, Private Asset Mangement includes $49 million of assets invested in EMM's Fund of Funds Product.

Note 2: As of December 31, 2001, Mutual Fund and Sun-Advised Accounts includes $121 million of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, an increase of $33 million from the prior quarter.

Neuberger Berman Inc. and Subsidiaries
Assets Under Management
For the Periods Ending
(in millions)


                                                                                                                Fav (Unfav)
                                                                                                                -----------
                                                                   Twelve Months Ended                          Change From
                                                          ---------------------------------------               -----------
                                                          December 31,               December 31,               December 31,
                                                              2001                       2000                       2000
                                                          ------------               ------------               ------------
PRIVATE ASSET MANAGEMENT
------------------------

Assets under management, beginning of period               $ 22,510                   $ 21,539
                                                           --------                   --------
           Net additions                                      2,734                      1,154
           Market depreciation                                 (240)                      (183)
                                                           --------                   --------
           Total increase                                     2,494                        971
                                                           --------                   --------
Assets under management, end of period (1)                 $ 25,004                   $ 22,510                      11.1%
                                                           ========                   ========

MUTUAL FUND & INSTITUTIONAL
---------------------------

Equity Separate Accounts
------------------------

Assets under management, beginning of period                $ 6,402                    $ 6,458
                                                           --------                   --------
           Net withdrawals                                      (45)                      (494)
           Market appreciation (depreciation)                   (67)                       438
                                                           --------                   --------
           Total decrease                                      (112)                       (56)
                                                           --------                   --------
Assets under management, end of period                      $ 6,290                    $ 6,402                      (1.7%)
                                                           ========                   ========

Fixed Income Separate Accounts
------------------------------

Assets under management, beginning of period                $ 5,298                    $ 5,924
                                                           --------                   --------
           Net withdrawals                                     (382)                    (1,084)
           Market appreciation                                  313                        458
                                                           --------                   --------
           Total decrease                                       (69)                      (626)
                                                           --------                   --------
Assets under management, end of period                      $ 5,229                    $ 5,298                      (1.3%)
                                                           ========                   ========

Consultant Services Group
-------------------------

Assets under management, beginning of period                $ 1,796                    $ 1,839
                                                           --------                   --------
           Net additions (withdrawals)                        1,147                       (158)
           Market appreciation                                   94                        115
                                                           --------                   --------
           Total increase (decrease)                          1,241                        (43)
                                                           --------                   --------
Assets under management, end of period                      $ 3,037                    $ 1,796                      69.1%
                                                           ========                   ========

Mutual Fund and Sub-Advised Accounts
------------------------------------

Assets under management, beginning of period               $ 19,480                   $ 18,639
                                                           --------                   --------
           Net additions                                      1,094                        546
           Market appreciation (depreciation)                (1,086)                       295
                                                           --------                   --------
           Total increase                                         8                        841
                                                           --------                   --------
Assets under management, end of period (2)                 $ 19,488                   $ 19,480                       0.0%
                                                           ========                   ========

Sub-Total Mutual Fund & Institutional
-------------------------------------

Assets under management, beginning of period               $ 32,976                   $ 32,860
                                                           --------                   --------
           Net additions (withdrawals)                        1,814                     (1,190)
           Market appreciation (depreciation)                  (746)                     1,306
                                                           --------                   --------
           Total increase                                     1,068                        116
                                                           --------                   --------
Assets under management, end of period                     $ 34,044                   $ 32,976                       3.2%
                                                           ========                   ========

TOTAL
-----

Assets under management, beginning of period               $ 55,486                   $ 54,399
                                                           --------                   --------
           Net additions (withdrawals)                        4,548                        (36)
           Market appreciation (depreciation)                  (986)                     1,123
                                                           --------                   --------
           Total increase                                     3,562                      1,087
                                                           --------                   --------
Assets under management, end of period                     $ 59,048                   $ 55,486                       6.4%
                                                           ========                   ========


Note 1: As of December 31, 2001, Private Asset Management includes $49 million of assets invested in EMM's Fund of Funds product.


Note 2: As of December 31, 2001, Mutual Fund and Sub-Advised Accounts includes $121 million of client assets invested in the Fund Advisory Service wrap mutual fund program with third party funds, an increase of $33 million from the prior period.